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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Harvard Bioscience, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371

April 28, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Annual Meeting") to be held on Thursday, May 27, 2004 at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

        The Annual Meeting has been called for the purpose of (i) electing two Class I Directors for three-year terms and (ii) considering and voting upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 14, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of Harvard Bioscience, Inc. recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of Harvard Bioscience, Inc.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

                      Sincerely,

                      Chane Graziano
                       Chief Executive Officer

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 27, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Company") will be held on Thursday, May 27, 2004, at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (the "Annual Meeting"), for the purpose of considering and voting upon:

  1.
  The election of two Class I Directors for three-year terms; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 14, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors,

                      Chane Graziano
                       Secretary and Chief Executive Officer

Holliston, Massachusetts
April 28, 2004

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999

PROXY STATEMENT

Annual Meeting of Stockholders To Be Held on Thursday, May 27, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Bioscience, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 27, 2004 at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

  1.
  The election of two Class I Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2007 and until such Directors' successors are duly elected and qualified; and

  2.
  Such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 28, 2004, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 14, 2004 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock, par value $.01 per share, of the Company (the "Common Stock") of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 30,225,385 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 200 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as Directors. Where the only matter to be considered at a meeting of stockholders is an uncontested election of directors by plurality, there are no "abstentions" or "broker non-votes" because (i) votes may only be cast in favor of or withheld from each nominee and (ii) shares of Common Stock held by a broker on behalf of a beneficial owner may be voted in the discretion of the broker if it does not receive voting instructions from the beneficial owner.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions to the contrary are not given therein, properly executed proxies will be voted FOR the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to Shareholders of the Company, including consolidated financial statements for the year ended December 31, 2003 is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of seven members and is divided into three classes of Directors, with three Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring. Richard C. Klaffky, Jr., a Class I Director, will retire from the Board of Directors effective the date of the Annual Meeting.

        At the Annual Meeting, the two remaining Class I Directors will be elected to serve until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified.

        At the recommendation of the Nominating Committee, the Board of Directors has nominated Robert Dishman and Neal J. Harte for election as the Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Messrs. Dishman and Harte. The nominees have agreed to stand for election and, if elected, to serve as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Nominating Committee and the Board of Directors may recommend.

Vote Required

        The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each nominee as a Director of the Company.

        THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, ROBERT DISHMAN AND NEAL J. HARTE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for election at the Annual Meeting, based on information furnished to the Company by each Director. The Board of Directors has determined that all of the Director nominees and incumbent Directors listed below are "independent" as such term is currently defined in the applicable listing standards of the National Association of Securities Dealers, Inc. (the "NASD Rules"), except for Messrs. Graziano and Green who are also executive officers of the Company. The following information is current as of March 31, 2004:

Directors of Harvard Bioscience, Inc.

Name	Age	Director Since
Class I Directors — Term expires 2004
Robert Dishman*(3)	59	2000
Neal J. Harte*(2)	60	2004
Richard C. Klaffky, Jr.(1)(2)(4)	57	1996
Class II Directors — Term expires 2005
David Green	39	1996
John F. Kennedy(1)(2)(3)	55	2000
Class III Directors — Term expires 2006
Chane Graziano	65	1996
Earl R. Lewis	60	2000

*
Nominees for election.

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating Committee

(4)
Mr. Klaffky will retire from the Board of Directors effective the date of the Annual Meeting. Following Mr. Klaffky's retirement, the Board of Directors, at the recommendation of the Nominating Committee, intends to appoint Robert Dishman to the Audit Committee and Neal J. Harte to the Compensation Committee.

Nominees for Election as Class I Directors—Term Expires 2004

        Robert Dishman has served as a Director of the Company since October 2000. Mr. Dishman currently serves as the Chief Executive Officer and President of Molecular Recognition, Inc. Mr. Dishman had previously served as the Chief Executive Officer of Serenex, Inc. and served as a consultant to Dyax Corp. (formerly Biotage, Inc.), a commercial physical and biological research company. From 1994 to 2000, Mr. Dishman served in various positions with Dyax Corp., including Executive Vice President and as a Director. Mr. Dishman holds a Ph.D. in Analytical Chemistry from the University of Massachusetts-Amherst.

        Neal J. Harte has served as a Director of the Company since February 2004. Mr. Harte is currently a member of the faculty of Boston College and serves as the President of the TACS Group. Mr. Harte served as the Executive Vice President and Vice Chairman of Vitale, Caturano & Company. From 1974 to 2002, Mr. Harte served as the President of Harte, Carucci & Driscoll, P.C., a CPA firm. Mr. Harte is a member of the American Institute of Certified Public Accountants and serves as a Council at Large. Mr. Harte holds a B.S. degree in accounting and holds a M.S. in taxation.

Retiring Class I Director—Term Expires 2004

        Richard C. Klaffky, Jr.    has served as a Director of the Company since March 1996. Since 1987, Mr. Klaffky has served as President of FINEC Corp., the corporate general partner of two private equity partnerships, First New England Capital L.P. and First New England Capital 2 L.P., based in Hartford, Connecticut. Mr. Klaffky is a graduate of Brown University and holds a M.B.A. degree from Columbia University.

Incumbent Class II Directors—Term Expires 2005

        David Green has served as the Company's President and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Green was a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and Johannesburg, South Africa from June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green graduated from Oxford University with a B.A. Honors degree in physics and holds a M.B.A. degree with distinction from Harvard Business School.

        John F. Kennedy has served as a Director of the Company since October 2000. Since July 2002, Mr. Kennedy has served as the President and Chief Financial Officer of Nova Analytics, Inc. From August 1999 to April 2002, Mr. Kennedy served as the Senior Vice President, Finance, Chief Financial Officer and Treasurer of RSA Security Inc., an e-business security company. Prior to joining RSA Security, Mr. Kennedy was Chief Financial Officer of decalog, NV, a developer of enterprise investment management software, from 1998 to 1999. From 1993 to 1998, Mr. Kennedy served as Vice President of Finance, Chief Financial Officer and Treasurer of Natural MicroSystems Corporation, a telecommunications company. Mr. Kennedy holds a M.S.B.A. in Accounting from the University of Massachusetts-Amherst.

Incumbent Class III Directors—Term Expires 2006

        Chane Graziano has served as the Company's Chief Executive Officer and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Graziano served as the President of Analytical Technology Inc., an analytical electrochemistry instruments company, from 1993 to 1996 and as the President and Chief Executive Officer of its predecessor, Analytical Technology Inc.-Orion, an electrochemistry instruments and laboratory products company, from 1990 until 1993. Mr. Graziano served as the President of Waters Corporation, an analytical instrument manufacturer, from 1985 until 1989. Mr. Graziano has over 39 years experience in the laboratory products and analytical instruments industry. Mr. Graziano serves on the Board of Directors of Nova Analytics, Inc.

        Earl R. Lewis has served as a Director of the Company since October 2000. Mr. Lewis has served as the Chairman, Chief Executive Officer and President of FLIR Systems, Inc. since November 2000. Mr. Lewis previously served in various capacities with Thermo Instrument Systems (now merged into Thermo Electron Corporation) beginning in 1986 and was subsequently named President in 1997 and Chief Executive Officer in 1998. ThermoElectron Corporation develops, manufactures and markets measuring and controlling devices. Mr. Lewis formerly was Chairman of Thermo BioAnalysis Corporation, Thermo Vision Corporation, Thermo Optek Corporation, ThermoQuest Corporation, each of which is a developer of laboratory analytical instruments, and ONIX Systems, Inc., a developer of measuring and controlling devices.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors of the Company held eight meetings during the year ended December 31, 2003. During the year ended December 31, 2003, except for Mr. Dishman, each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he was a member. The Board of Directors encourages Directors to attend in person the Annual Meeting, or Special Meeting in Lieu thereof, of Stockholders of the Company or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. Seven of the eight Directors in office at the time attended, either in person or by telephone, the 2003 Annual Meeting of Stockholders which was held on May 22, 2003.

        The Board of Directors has established an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee") and a Nominating Committee (the "Nominating Committee").

Audit Committee

        The Audit Committee operates under a written charter that sets forth its duties and responsibilities. In February 2004, the Board of Directors adopted a revised Audit Committee Charter to comply with the recently adopted changes to the applicable Nasdaq listing requirements. In accordance with its charter, the Audit Committee, among other things, approves the engagement of the independent auditors, reviews the plans and results of the audit engagement with the independent auditors, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal control over financial reporting and performs such other oversight functions as may be requested from time to time by the Board of Directors. The current Audit Committee Charter is attached to this Proxy Statement as Exhibit A and is also available on the Corporate Governance page in the Investor Relations section of the Company's website at www.harvardbioscience.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

        From October 2002 to February 2004, the Audit Committee consisted of John F. Kennedy (Chairman), Christopher W. Dick and Richard C. Klaffky, Jr. In February 2004, following Mr. Dick's resignation from the Board of Directors, the Board of Directors appointed Neal J. Harte to fill the remainder of Mr. Dick's term as a Class I Director and as a member of the Audit Committee. The Audit Committee currently consists of Messrs. Kennedy, Harte and Klaffky. Following Mr. Klaffky's retirement from the Board of Directors effective the date of the Annual Meeting, the Board of Directors, at the recommendation of the Nominating Committee, intends to appoint Robert Dishman to the Audit Committee. The Board of Directors has determined that Messrs. Kennedy, Klaffky, Harte and Dishman are "independent" as such term is currently defined in the NASD Rules, meet the criteria for independence set forth under the rules of the Securities and Exchange Commission, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that both Mr. Harte and Mr. Kennedy qualify as "audit committee financial experts" under the rules of the Securities and Exchange Commission. The Audit Committee met six times during the year ended December 31, 2003.

Compensation Committee

        The Compensation Committee reviews and recommends the compensation arrangements for the Company's senior executive officers, determines the options or stock to be granted to eligible persons under the Company's 2000 Stock Option and Incentive Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

        Until February 2004, the Compensation Committee consisted of John F. Kennedy, Christopher W. Dick and Richard C. Klaffky, Jr. The Compensation Committee currently consists of Messrs. Kennedy and Klaffky. Following Mr. Klaffky's retirement from the Board of Directors effective the date of the Annual Meeting, the Board of Directors, at the recommendation of the Nominating Committee, intends to appoint Neal J. Harte to the Compensation Committee. The Board of Directors has determined that Messrs. Kennedy, Klaffky and Harte are "independent" as such term is currently defined in the NASD Rules. The Compensation Committee met three times during the year ended December 31, 2003.

Nominating Committee

        In October 2003, the Board of Directors established a Nominating Committee. From October 2003 to February 2004, the Nominating Committee consisted of Christopher W. Dick, Robert Dishman and John F. Kennedy. The current members of the Nominating Committee are Messrs. Dishman and Kennedy. The Board of Directors has determined that both Mr. Kennedy and Mr. Dishman are "independent" as such term is currently defined in the NASD Rules. The Nominating Committee did not meet during the year ended December 31, 2003.

        In February 2004, the Board of Directors adopted a Nominating Committee Charter. The Nominating Committee Charter is available on the Corporate Governance page in the Investor Relations section of the Company's website at www.harvardbioscience.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement. In accordance with its charter, the Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, consistent with criteria recommended by the Nominating Committee and approved by the Board of Directors, recommending that the Board of Directors select the Director nominees for election at each annual meeting of stockholders, and recommending that the Board of Directors select the Directors for appointment to committees of the Board of Directors.

        When considering a potential candidate for membership on the Board of Directors, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee is expected to have high personal and professional integrity, to have demonstrated ability and judgment, and to be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the Nominating Committee may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates and whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. In practice, the Nominating Committee generally will evaluate and consider any candidate recommended by a Director, officer or stockholder of the Company. The Nominating Committee intends to consider any candidate recommended by a stockholder using the same criteria as potential nominees recommended by the members of the Nominating Committee or by a Director or officer of the Company or by any other source the Nominating Committee deems appropriate. The procedures to be followed by stockholders in submitting such recommendations are described in the section entitled "Submission of Stockholder Recommendations for Director Candidates" beginning on page 18 of this Proxy Statement.

Report of the Audit Committee

        In accordance with the written Audit Committee Charter adopted by the Board of Directors, which was revised effective February 11, 2004 to comply with the recently adopted Nasdaq listing requirements, the Audit Committee, among other things, oversees the accounting and financial reporting processes of Harvard Bioscience, Inc., the audits of the Harvard Bioscience's financial statements, and the qualifications, independence and performance of Harvard Bioscience's independent auditors.

        The Audit Committee has discussed and reviewed with KPMG LLP, Harvard Bioscience's independent auditors, all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended by Statement on Auditing Standards No. 90, "Audit Committee Communications," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with KPMG LLP its independence from Harvard Bioscience, Inc. and its management.

        The Audit Committee reviewed the audited financial statements of Harvard Bioscience for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of Harvard Bioscience's financial statements and the independent auditors have the responsibility for the examination of those statements, to perform an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

        On the basis of the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Harvard Bioscience's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 which has been filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

John F. Kennedy, Chairman
Neal J. Harte
Richard C. Klaffky, Jr.

Report of the Compensation Committee

        The Compensation Committee reviews and recommends the compensation arrangements for the Company's senior executive officers, determines the options or stock to be granted to eligible persons under the Company's 2000 Stock Option and Incentive Plan (the "2000 Stock Plan") and takes other such action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of incentive pay, and stock option and restricted stock grants or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee are appointed annually by the Board of Directors, at the recommendation of the Nominating Committee, at the first meeting of the Board of Directors following the annual meeting of stockholders. The Compensation Committee consists solely of Directors who are "independent" as such term is currently defined in the applicable Nasdaq listing standards. The composition of the Compensation Committee also reflects the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time. The Compensation Committee met on June 25, 2003 to approve the bonus plan for 2003 for the Chief Executive Officer, President and Chief Financial Officer. The Compensation Committee met on March 25, 2004, after reviewing a report of compensation of comparable companies and set the base salary and stock option grants for 2004 for the Chief Executive Officer, President, and Chief Financial Officer.

        Compensation Philosophy.    The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock and option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of public companies of similar size as well as the Company's performance as measured against its own financial objectives, and the longer term creation of shareholder value.

        Base Salary and Bonus.    Base compensation is set to be competitive with the peer group of the regional economy for public companies of similar size, taking into account historical levels and the level of responsibility, breadth of knowledge and the past performance of the executive. The relative importance of these factors varies, depending on the particular individual being reviewed. The Compensation Committee establishes the base salary of the Chief Executive Officer and reviews his recommendation with respect to the other senior executives. The cash bonus portion of each executive's compensation is determined based upon the achievement of certain individual and Company goals and other strategic accomplishments during the year. For the year ended December 31, 2003, the Company's financial objectives were based on the achievement of growth in operating profit and the continued revenue growth of the Company.

        Stock Options.    The Compensation Committee believes that the equity ownership position of the Chief Executive Officer and the other members of the senior executive staff is a significant factor in aligning the long term interests of management and the stockholders. To ensure that high levels of performance occur over the long term, stock options granted to executives generally vest over a four-year period and expire ten years from the date of grant. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in the determination of base salary and bonuses. The Compensation Committee may also grant stock options for executive retention purposes.

        Compensation of the Chief Executive Officer.    The Company's financial performance is a crucial determinant in the Chief Executive Officer's overall compensation package. The Compensation Committee reviewed information regarding the compensation paid to chief executive officers of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Graziano's base salary for the year ended December 31, 2003 was set at $350,000. Based upon the new self-funding bonus plan put in place for 2003, Mr. Graziano did not receive a bonus for the year ended December 31, 2003. Mr. Graziano was granted options to purchase 200,000 shares of Common Stock in the year ended December 31, 2003.

        Deductibility of Executive Compensation.    The Internal Revenue Code of 1986, as amended (the "Code"), limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). The Compensation Committee does not expect cash compensation for the year ending December 31, 2003 to the Chief Executive Officer or any other executive officer to be in excess of $1 million. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

Submitted by the Compensation Committee

John F. Kennedy
Richard C. Klaffky, Jr.

Director Compensation

        Non-employee Directors are reimbursed for their expenses incurred in connection with attending Board of Directors and committee meetings but do not receive cash compensation for their services as Directors. Directors are also eligible to participate in the 2000 Stock Plan. The 2000 Stock Plan provides that each non-employee Director, other than Messrs. Dick and Klaffky, will receive a one-time option grant of 10,000 shares vesting annually over three years upon initial election to the Board of Directors and an annual option grant of 2,500 shares vesting annually over three years following each annual meeting of stockholders. In addition, the 2000 Stock Plan provides that the Compensation Committee, in its discretion, may grant additional non-qualified stock options to non-employee Directors. During 2003, each non-employee director received a discretionary option grant of 25,000 shares vesting annually over three years for his ongoing service on the Board of Directors.

EXECUTIVE COMPENSATION

        The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the years ended December 31, 2003, 2002 and 2001 to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during the year ended December 31, 2003 (the "Named Executive Officers").

Summary Compensation

        Summary Compensation.    The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the years ended December 31, 2003, 2002 and 2001.

Long-Term Compensation
Annual Compensation
Name and Position						Number of Securities Underlying Options Granted	All Other Compensation
	Year		Salary	Bonus
Chane Graziano Chief Executive Officer	2003 2002 2001		$350,000 305,000 275,000	$	— 185,000 185,000	200,000 200,000 —	$26,363 25,079 18,006	(1) (2) (3)
David Green President	2003 2002 2001		285,000 250,000 225,000		— 185,000 185,000	200,000 200,000 —	20,360 19,629 16,155	(4) (5) (6)
Susan M. Luscinski Chief Financial Officer	2003 2002 2001	(8)	175,000 150,000 110,000		— 100,000 60,000	100,000 100,000 —	8,572 7,606 5,495	(7) (7) (7)
Mark A. Norige Chief Operating Officer	2003 2002 2001		145,000 130,000 125,000		15,000 32,500 15,000	50,000 — —	7,244 6,620 6,245	(7) (7) (7)
Jeffrey S. Williams(12) Former President, Genomic Solutions	2003 2002	(10)	225,000 41,406		— 15,750	— 100,000	17,568 1,928	(9) (11)

(1)
Includes $12,019 in automobile lease payments, $9,629 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(2)
Includes $11,529 in automobile lease payments, $8,835 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(3)
Includes $4,868 in automobile lease payments, $8,423 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(4)
Includes $10,667 in automobile lease payments, $9,038 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(5)
Includes $10,731 in automobile lease payments, $8,243 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(6)
Includes $7,596 in automobile lease payments, $7,904 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(7)
Represents contributions by the Company to the executive officers' 401(k) accounts.

(8)
Ms. Luscinski became Chief Financial Officer of the Company in August 2001.

(9)
Includes $11,568 in automobile lease payments and $6,000 in contributions by the Company to Mr. Williams' 401(k) account.

(10)
Mr. Williams joined the Company in October 2002 in connection with the acquisition of Genomic Solutions, Inc..

(11)
Includes $1,928 in automobile lease payments.

(12)
Mr. Williams resigned from the Company in March 2004.

        Option Grants.    The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officer who received such grants during the fiscal year ended December 31, 2003.

Option Grants In Fiscal Year 2003

						Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(3)
	Individual Grants
		Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name	Date of Grant			Exercise Price Per Share	Expiration Date
						5%	10%
Chane Graziano	04/08/2003	200,000	16.9%	$3.4800	04/08/2013	$333,461	$943,245
David Green	04/08/2003	200,000	16.9%	3.1600	04/08/2013	397,461	1,007,245
Susan M. Luscinski	04/08/2003	100,000	8.5%	3.1600	04/08/2013	198,731	503,623
Mark A. Norige	04/08/2003	50,000	4.2%	3.1600	04/08/2013	99,365	251,811

(1)
The options set forth in this table become exercisable in four equal annual installments beginning on January 1, 2004. All options are subject to the employee's continued employment.

(2)
Based on an aggregate of 1,182,500 options granted to employees in fiscal year 2003.

(3)
The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates compounded annually as established in the regulations of the Securities and Exchange Commission.

        Option Exercises and Option Values.    The following table sets forth information concerning the number and value of options exercised by the Named Executive Officers during the year ended December 31, 2003 and the number and value of exercisable and unexercisable options to purchase Common Stock held by the Named Executive Officers who held such options as of December 31, 2003. The value realized on exercise of options has been calculated on the basis of the fair value of the Company's Common Stock on the date of exercise.

Aggregate Option Exercises in Fiscal Year 2003
And Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Chane Graziano	—	—	50,000	350,000	$49,250	$1,231,750
David Green	—	—	50,000	350,000	85,250	1,403,750
Susan M. Luscinski	—	—	98,912	199,637	623,115	895,369
Mark A. Norige	—	—	73,912	74,637	580,490	480,494
Jeffrey S. Williams.	—	—	25,000	75,000	147,750	443,250

        Equity Compensation Plan Information.    The following table sets forth information as of December 31, 2003 concerning the number of shares of common stock issuable under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	2,906,339	(2)	$4.42	2,334,195(3)
Equity compensation plans not approved by security holders	—		—	—

Total	2,906,339		$4.42	2,334,195

(1)
Consists of the Harvard Apparatus, Inc. 1996 Stock Option and Grant Plan (the "1996 Stock Option Plan"); the Harvard Bioscience, Inc. 2000 Stock Option and Incentive Plan (the "2000 Stock Option Plan") and the Harvard Bioscience, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan").

(2)
Does not include purchase rights accruing under the Stock Purchase Plan because the purchase price and therefore the number of shares to be issued, will not be determined until the end of the purchase period. The current Stock Purchase Plan period will end on June 30, 2004.

(3)
Represents 1,929,138 shares available for future issuance under the 2000 Stock Option Plan and 405,057 shares available for future issuance under the Stock Purchase Plan. The 2000 Stock Option Plan provides that the maximum number of shares reserved for issuance under the plan shall be increased, as of each June 30 and December 31 following the initial public offering, by an additional number equal to 15% of the shares of common stock issued during the six-months then ended. As of December 31, 2003, the shares reserved for issuance under the 2000 Stock Option Plan includes 802,549 shares added pursuant to this provision.

Employment Agreements With Executive Officers

        In December 2000, the Company entered into employment agreements with each of Messrs. Graziano and Green. Each agreement was initially for a period of two years; however the agreements automatically extend for two additional years on each second anniversary date unless either party has given notice that it does not wish to extend the agreement. Each agreement provides for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to the executive. Under their respective employment agreements, the initial annual salary for Mr. Graziano was $275,000 and the initial annual salary for Mr. Green was $225,000. These salary amounts are redetermined annually by the Compensation Committee. The agreements require our executive officers to refrain from competing with the Company and from soliciting Company employees for a period of 12 months following termination for any reason. Each agreement also provides for certain payments and benefits for an executive officer should his or her employment with the Company be terminated because of death or disability, by the executive for good reason or by the Company without cause, as further defined in the agreements. In general, in the case of a termination by the executive officer for good reason, or by the Company without cause, the executive officer will receive up to two years' salary and bonus, an extension of benefits for one year and an acceleration of vesting for stock options and restricted stock which otherwise would vest during the next 24 months. Upon a change of control, as defined in the agreements, the executive officer is eligible for payment of up to three years' salary and bonus, an extension of benefits for one year and an acceleration of vesting for all outstanding stock options and restricted stock.

        In July 2002, the Company, through its Genomic Solutions subsidiary, entered into an employment agreement with Mr. Williams. The agreement, which became effective in October 2002, was for a period of one year, however, the agreement automatically extended annually on the anniversary date unless either party had given notice that it did not wish to extend the agreement. The agreement provided for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to the executive. Under the employment agreement, the annual salary for Mr. Williams was $225,000. The agreement requires Mr. Williams to refrain from competing with the Company and from soliciting Company employees for a period of 12 months following termination for any reason. The agreement also provided for certain payments and benefits for Mr. Williams should his employment with the Company be terminated because of death or disability, by Mr. Williams for good reason or by the Company without cause, as further defined in the agreement. In general, in the case of a termination by Mr. Williams for good reason, or by the Company without cause, or upon change of control, as defined in the agreement, the Company would either provide written notice at least 120 days prior to termination or pay Mr. Williams a lump sum in cash in an amount equal to 120 days pay under the then current base salary. In March 2004, Mr. Williams resigned from the Company, without good reason. The Company has no further obligations to Mr. Williams under this employment agreement.

Stockholder Return Performance Graph

        The following graph provides a comparison of the cumulative total stockholder return for the period commencing on December 7, 2000 and ending on December 31, 2003 among the Company, the Russell 2000 Index and the Nasdaq Pharmaceutical Index. The calculation of total cumulative return assumes an initial investment of $100 in the Company's Common Stock and the Russell 2000 Index and the Nasdaq Pharmaceutical Index on December 7, 2000, the date of the Company's initial public offering, and the reinvestment of all dividends.

COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*
AMONG HARVARD BIOSCIENCE, INC., THE RUSSELL 2000 INDEX
AND THE NASDAQ PHARMACEUTICAL INDEX

*
$100 invested on 12/7/00 in stock or index
including reinvestment of dividends.
Fiscal year ending December 31.

Compensation Committee Interlocks and Insider Participation

        For the year ended December 31, 2003, the members of the Compensation Committee were Christopher W. Dick, John F. Kennedy and Richard C. Klaffky, Jr. None of Mr. Dick, Mr. Kennedy or Mr. Klaffky is, or was at any time during 2003 or before an officer or employee of the Company or any of its subsidiaries or has received any compensation from the Company within the last three years other than in his capacity as a Director. Mr. Kennedy is the President and Chief Financial Officer of Nova Analytics, Inc., and Chane Graziano, the Chief Executive Officer of the Company, has served as a director of Nova Analytics, Inc. since March 2003.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2004 by:

  •
  all persons known by the Company to own beneficially 5% or more of the Common Stock,

  •
  each of the Company's Directors,

  •
  the Named Executive Officers, and

  •
  all of the Directors and executive officers of the Company as a group.

        The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2004 through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, the address of all listed stockholders is c/o Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner
	Shares	Percent(1)
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	4,431,700	14.7%
Chane Graziano(3)	3,848,881	12.7%
Kern Capital Management, LLC(4) 114 West 47th Street, Suite 1926 New York, NY 10036	3,076,200	10.2%
David Green(3)	2,519,936	8.3%
Kopp Investment Advisors, LLC(5) 7701 France Avenue South, Suite 500 Edina, MN 55435	2,444,973	8.1%
Zurich Scudder Investments, Inc.(6) 345 Park Avenue New York, NY 10154	1,720,600	5.7%
Ascent Venture Partners, L.P(7) 255 State Street Boston, MA 02109	1,597,641	5.3%
Richard C. Klaffky(8) 100 Pearl Street Hartford, CT 06103	1,100,526	3.6%
Susan M. Luscinski(9)	287,762	*
Mark A. Norige(10)	214,980	*
Jeffrey S. Williams(11)	88,156	*
John F. Kennedy(12)	25,499	*
Robert Dishman(12)	22,499	*

Earl R. Lewis(12)	22,499	*
Neal J. Harte	3,000	*
All executive officers and directors, as a group (11 persons)(13)	8,088,082	26.8%

*
Represents less than 1% of all of the outstanding shares of common stock.

(1)
Based on 30,208,235 shares outstanding on March 31, 2004.

(2)
This information is based upon a Schedule 13G filed jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson with the Securities and Exchange Commission on February 17, 2004 reporting beneficial ownership as of December 31, 2003.

(3)
Includes options to acquire 150,000 shares that are exercisable within 60 days of March 31, 2004.

(4)
This information is based upon a Schedule 13G filed jointly by Kern Capital Management, LLC, Robert E. Kern Jr. and David G. Kern with the Securities and Exchange Commission on February 13, 2004 reporting beneficial ownership as of December 31, 2003. Robert and David Kern are principals and controlling members of Kern Capital Management, LLC and may be deemed the beneficial owners of the shares owned by Kern Capital Management LLC.

(5)
This information is based on a Schedule 13G filed jointly by Kopp Investment Advisors, LLC, Kopp Holding Company, LLC, Kopp Holding Company and LeRoy C. Kopp with the Securities and Exchange Commission on January 28, 2004 reporting beneficial ownership as of December 31, 2003.

(6)
This information is based upon a Schedule 13G filed by Zurich Scudder Investments, Inc. with the Securities and Exchange Commission on February 1, 2002 reporting beneficial ownership as of December 31, 2001.

(7)
This information is based upon a Schedule 13G filed jointly by Ascent Venture Partners, L.P., Ascent Venture Management, LLC, Ascent Venture Partners II, L.P., Ascent Venture Management II, L.P., Ascent Management SBIC Corp., Christopher W. Dick, Christopher W. Lynch and Frank M. Polestra with the Securities and Exchange Commission on February 11, 2003 reporting beneficial ownership as of December 31, 2002. Each of the reporting persons expressly disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest therein.

(8)
Includes 1,092,193 shares owned by First New England Capital Limited Partnership, of which Mr. Klaffky may be considered the beneficial owner, and options to acquire 8,333 shares held by Mr. Klaffky that are exercisable within 60 days of March 31, 2004. FINEC Corp. is the general partner of First New England Capital Limited Partnership, and exercises sole voting and investment power with respect to all of the shares held of record by First New England Capital Limited Partnership. Mr. Klaffky is the President of FINEC Corp. Mr. Klaffky disclaims any beneficial ownership of the shares held by First New England Capital Limited Partnership, except to the extent of his pecuniary interest therein.

(9)
Includes options to acquire 173,550 shares that are exercisable within 60 days of March 31, 2004.

(10)
Includes options to acquire 111,050 shares that are exercisable within 60 days of March 31, 2004.

(11)
Includes 11,237 shares held by members of Mr. Williams' family. Mr. Williams resigned from the Company in March 2004.

(12)
Includes options to acquire 22,499 shares that are exercisable within 60 days of March 31, 2004.

(13)
Includes options to acquire 702,931 shares that are exercisable within 60 days of March 31, 2004. Does not include shares attributable to Mr. Williams who resigned from the Company in March 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Executive Officers in Connection with Option Exercises

        In September 2000, Mr. Graziano, the Company's Chief Executive Officer, and Mr. Green, the Company's President, each exercised options to purchase 740,228 shares of the Company's common stock. Each of these officers paid substantially all of the exercise price for these shares by issuing promissory notes with an annual interest rate of 10% to the Company. The aggregate principal amount of the loans to Mr. Graziano was $789,000 and to Mr. Green was $789,000 pursuant to these promissory notes. In February 2002, Mr. Green satisfied his promissory notes in full by payment to the Company of the principal amount of the notes and accrued interest. In August, 2003, Mr. Graziano satisfied his promissory notes in full by payment to the Company of the principal amount of the notes and accrued interest. The largest aggregate amount outstanding during 2003 under Mr. Graziano's promissory notes was $1,040,458. These promissory notes were secured by a pledge of all of the shares for which the exercise price was paid with the respective promissory notes as well as additional shares held by Messrs. Green and Graziano.

Loans to Executive Officer Assumed in Merger

        In connection with the October 2002 acquisition of Genomic Solutions, Inc., the Company assumed two promissory notes for amounts owed by Jeffrey Williams, who was, until March 2004, the President of the Company's Genomic Solutions subsidiary and a member of the Company's Board of Directors. Each of these notes had a five year maturity and an annual interest rate of 6.56%. The first note was paid in full by Mr. Williams in February 2003 with a principal payment of $47,250 and accrued interest of $16,377. The remaining note with an original maturity date of February 2005 accelerated as a result of Mr. Williams' resignation from the Company in March 2004 and was paid in full by Mr. Williams in April 2004 with a principal payment of $40,000 and accrued interest of $11,966. The largest aggregate amount outstanding during 2003 under Mr. Williams' second promissory note was $51, 966.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's executive officers and Directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

        Based solely on a review of the copies of the reports furnished to the Company, and written representations from certain reporting persons that no other reports were required, the Company believes that during the year ended December 31, 2003, the reporting persons complied with all Section 16(a) filing requirements applicable to them.

MARKET VALUE

        On December 31, 2003, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $8.90.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Stockholder proposals intended to be presented at the Company's 2005 annual meeting of stockholders must be received by the Company on or before December 29, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

        The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

SUBMISSION OF STOCKHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

        All stockholder recommendations for Director candidates must be submitted in writing to the Chief Financial Officer of the Company at 84 October Hill Road, Holliston, Massachusetts 01746, who will forward all recommendations to the Nominating Committee. All stockholder recommendations for Director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. All stockholder recommendations for Director candidates must include (1) the name and address of record of the stockholder, (2) a representation that the stockholder is a record holder of the Company's securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Nominating Committee Charter, (5) a description of all arrangements or understandings between the stockholder and the proposed Director candidate, (6) the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and (7) any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Harvard Bioscience, Inc., 84 October Hill

Road, Holliston, Massachusetts 01746. The mailing envelope should contain a notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. The Secretary of the Company or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has selected KPMG LLP to serve as the Company's independent auditors for the year ending December 31, 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives are also expected to be available to respond to appropriate questions.

        Fees for professional services provided by KPMG LLP in each of the last two fiscal years, in each of the following categories are as set forth in the table below.

	2002	2003
Audit Fees(1)	$510,644	$636,835
Audit-Related Fees(2)	$90,086	$30,000
Tax Fees(3)	$158,494	$166,705
All Other Fees	$0	$0

Total Fees	$759,224	$833,540

(1)
Audit Fees included fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q and statutory audits for certain international subsidiaries.

(2)
Audit-Related Fees included fees for due diligence services provided during the year.

(3)
Tax Fees included domestic and international tax compliance, tax advice and tax planning.

        All of the services performed in the year ended December 31, 2003 included in "Audit-Related Fees," and "Tax Fees" in the table above were pre-approved by the Audit Committee. It is the Audit Committee's policy to pre-approve all audit and permitted non-audit services to be provided to the Company by the independent auditors. The Audit Committee's authority to pre-approve permitted non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. In February 2004, the Audit Committee delegated this pre-approval authority to its Chairman, John F. Kennedy, for services with aggregate fees of $30,000 or less. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent auditors' independence.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of the Company and its subsidiaries including the Chief Executive Officer, the Chief Financial Officer and Controller. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor Relations section of the Company's website at www.harvardbioscience.com. The Company intends to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on its website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

OTHER MATTERS

        The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

        THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2003. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 AND ANY EXHIBITS THEREOF TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD BIOSCIENCE, INC., 84 OCTOBER HILL ROAD, HOLLISTON, MASSACHUSETTS 01746-1371.

HARVARD BIOSCIENCE, INC.

SECOND AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

(Adopted by the Board of Directors at a meeting held on February 11, 2004)

I.     General Statement of Purpose

        The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Harvard Bioscience, Inc. (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  take, or recommend that the Board of Directors of the Company (the "Board") take, appropriate action to oversee the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

        Notwithstanding the foregoing, one director who (1) is not "independent" as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement as required by NASD Rule 4350(d)(2)(A)(iv). At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities as required by NASD Rule 4350(d)(2)(A). One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC.

        The Nominating Committee shall recommend that the Board select nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings; Quorum; Action at a Meeting; Action by Written Consent

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.     Responsibilities and Authority

  A.    Review of Charter

  •
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.    Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

  •
  The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

  •
  The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if, pursuant to Section 10A(i)(1)(B) of the Exchange Act: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided; (ii) the services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

  •
  The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

  •
  The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

  •
  obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor's independence, all relationships between the independent auditor and the Company; and

  •
  review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor's audit staff).

    In this regard, the Audit Committee may also (1) seek the opinion of management and the internal auditors of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

  •
  The Audit Committee shall assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

  •
  The Audit Committee may recommend to the Board policies with respect to the potential hiring by the Company of current or former employees of the independent auditor.

  C.    Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

  •
  The Audit Committee must review:

  (i)
  any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

  (ii)
  major issues as to the adequacy of the Company's internal controls;

  (iii)
  major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

  (iv)
  the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

  •
  The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, and (2) any significant disagreements with management.

  •
  This review may also include:

  (i)
  any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

  (ii)
  any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and

  (iii)
  any management or internal control letter issued, or proposed to be issued, by the auditors.

  •
  The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

  •
  The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

  •
  If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

  •
  The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  D.    Unaudited Quarterly Financial Statements

  •
  The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

  E.    Risk Assessment and Management

  •
  The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company's exposure to risk is assessed and managed by management.

  •
  In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

  F.    Procedures for Addressing Complaints and Concerns

  •
  The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  G.    Regular Reports to the Board

  •
  The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A.    Engagement of Advisors

  •
  The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B.    Legal and Regulatory Compliance

  •
  The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  C.    Conflicts of Interest

  •
  The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions. For purposes of this provision, the term "related party transaction" shall refer to transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

  D.    General

  •
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

  •
  The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

  •
  The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations or with the Company's Code of Business Conduct and Ethics.

REVOCABLE PROXY
HARVARD BIOSCIENCE, INC.

☒	PLEASE MARK VOTE AS IN THIS EXAMPLE
SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS		PROPOSAL 1	For	Withhold	For All Except
	1.	To elect as Class I Directors (term expiring at 2007 Annual Meeting):	☐	☐	☐
Robert Dishman and Neal J. Harte

The undersigned stockholder of Harvard Bioscience, Inc. (the "Company") hereby constitutes and appoints Chane Graziano, David Green and Susan Luscinski, and each of them acting singly and each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of the common stock of the Company held by the undersigned at the close of business on April 14, 2004, at the Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, May 27, 2004 at 11:00 a.m., local time, and at any adjournment or postponements thereof (the "Annual Meeting")
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES FOR ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.
Please be sure to sign and date this Proxy in the box below. Date
Stockholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

HARVARD BIOSCIENCE, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MARKET VALUE
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
SUBMISSION OF STOCKHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
INDEPENDENT PUBLIC ACCOUNTANTS
CODE OF BUSINESS CONDUCT AND ETHICS
OTHER MATTERS
SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
REVOCABLE PROXY HARVARD BIOSCIENCE, INC.